UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 12, 2007

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant’s telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2007, Regal-Beloit Corporation (the “Company”) announced that in connection with recent officer additions and other organizational changes the position held by David L. Eisenreich will no longer be considered as an officer position within the Company. Mr. Eisenreich will continue to serve in his current position with the same title and general responsibilities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

Date: March 12, 2007	By:	/s/ Paul J. Jones
Paul J. Jones Vice President, General Counsel and Secretary